UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2011 (December 27, 2011)

Republic Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 627-2700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.1
EX-10.2
EX-10.3

Item 8.01. Other Events

Republic Services, Inc. (the “Company”) is filing as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K three forms of Restricted Stock Unit Agreements that may be used in the future in connection with awards under the Company’s Amended and Restated 2007 Stock Incentive Plan (as amended and restated effective May 12, 2011).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Employee Restricted Stock Unit Agreement

10.2	Form of Non-Employee Director Restricted Stock Unit Agreement (Annual Vesting)

10.3	Form of Non-Employee Director Restricted Stock Unit Agreement (3 Year Vesting)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Services, Inc.

Date: December 27, 2011	By:	/s/ Tod C. Holmes
Tod C. Holmes
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Charles F. Serianni
Charles F. Serianni
Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)